SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) January 20, 1999



                                F&M BANCORP
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         (Exact name of registrant as specified in its charter)


           Maryland               0-12638              52-1316473
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       (State or other         (Commission          (IRS Employer
       jurisdiction of         File Number)      Identification No.)
       incorporation)


      110 Thomas Johnson Drive
      Frederick, Maryland                                   21702
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      (Address of principal executive offices)           (Zip Code)


                              (301) 694-4000
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          (Registrant's telephone number, including area code)


                              Not Applicable
      ---------------------------------------------------------------
       (Former name or former address, if changed since last report)



 ITEM 5.  OTHER EVENTS.

           On January 20, 1999, F&M Bancorp issued a press release which included the publication of certain financial data of the combined operations of F&M Bancorp and Monocacy Bancshares, Inc. for the period ended December 31, 1998. This press release is attached hereto as Exhibit
 99.1 and is incorporated herein by reference.


 ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

 (c)  Exhibits

           99.1      Press Release issued by F&M Bancorp on January 20,
                     1999.




                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


 Dated: January 20, 1999


                                   F&M BANCORP

                                   By:  /s/ Gordon M. Cooley
                                      ------------------------------------
                                      Name:  Gordon M. Cooley
                                      Title: Secretary and General Counsel




                               EXHIBIT INDEX

           Exhibit
           Number    Description
           -------   -----------
           99.1      Press Release issued by F&M Bancorp on January 20,
                     1999.